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                                  EXHIBIT 23.1

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration

Statement on Form S-8 (No. 33-79612) of New West Eyeworks, Inc. of our report dated March 6, 1998 appearing on page 34 of this Form 10-K.





              PRICE WATERHOUSE LLP
              Phoenix, Arizona
              March 26, 1998